UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22979

Goldman Sachs MLP and Energy Renaissance Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2019

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds in which you are invested and may apply to all funds held with your financial intermediary.

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seeks a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objective by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 15 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy MLPs, as represented by the Alerian MLP Index,1 generated a total return of 3.29% during the Reporting Period. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-9.45%) and the S&P 500® Index (+0.74%).2 Conversely, the Alerian MLP Index underperformed utility stocks (+7.45%) and real estate investment trusts (“REITs”) (+8.37%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index Series, respectively.3 (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rose 5.05% to $53.50 per barrel during the Reporting Period, despite substantial volatility. Natural gas prices experienced significant weakness, finishing the Reporting Period at $2.45 per million British thermal units, a decline of 46.79%. The drop in natural gas prices, in our view, can be largely attributed to supply-side concerns, as associated gas levels continued to flood the market along with record U.S. crude oil production. (Associated gas is a byproduct of crude oil production.)4

Regarding the energy MLP and equity markets, it is worth highlighting that both experienced noteworthy stress during the fourth quarter of 2018, specifically in December. Equity markets suffered significant declines as a result of mounting concerns surrounding global economic growth, rising interest rates and ongoing trade tensions between the U.S. and China. These concerns sparked risk-off market sentiment, or reduced risk appetite, that drove the S&P 500® Index down 9.03% in December alone. That same month, WTI crude oil prices fell 10.84% to a low of $42.53 per barrel, a drop of 44.34% from the peak of $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015. In our view, the weakness stemmed from overarching market fears around global economic growth, which, in turn, raised concerns about global oil demand. These worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy market, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the IXE, fell 12.52%, and the Alerian MLP Index declined 9.36% in sympathy. We believe in this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce their exposure to risk, creating a technical headwind for energy-related assets. At the same time we believe, the midstream5 sector experienced the worst season of tax-loss harvesting in its history, with more than $1.3 billion

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an index.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. It is not possible to invest directly in an index.

[4]	Source of crude oil and natural gas price data: Bloomberg.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

MARKET REVIEW

withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.6 All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease, and the market repriced to levels more reflective of the strong fundamental backdrop, given record U.S. production trends and strong cash flow growth in 2018. The Alerian MLP Index continued to climb higher through April 2019, up 15.27% for the then year-to-date period, amid continued strength in WTI crude oil prices, which rose 40.74% during the same time period. In our view, the rally in crude oil prices can be ascribed to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Second, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.7 The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed the crude oil markets to trade at, or near, equilibrium from the beginning of 2019 until almost the end of April 2019. After peaking on April 23rd at $66.30 per barrel, WTI crude oil prices fell 19.31% through the end of May, ending the Reporting Period at $53.50 per barrel. We believe the sell-off was driven largely by demand-side concerns. U.S. crude oil inventories had experienced several consecutive weeks of above-average seasonal builds, and the U.S.-China trade war had continued to escalate, raising questions around global oil demand, which led, in turn, to a 14.19% decline in the broader energy market (as measured by the IXE.) Trade-related concerns also drove the broader equity markets lower, with the S&P 500® Index finishing down 5.96% between April 23rd and the end of the Reporting Period. However, despite weakness in the broader energy and equity markets, the midstream sector performed rather well, with the Alerian MLP Index down only 2.59% during the same period. This represented the Alerian MLP Index’s best month of performance versus the broader energy market in more than six years.

Looking Ahead

At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production. The U.S. became the world’s leading crude producer in 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth over the next couple of years. In fact, through 2020, U.S. liquids production is expected to grow at a compound annual growth rate of 10%, accounting for 100% of incremental global supply growth,8 while the rest of the world may well see production declines resulting from muted capital expenditures from upstream9 businesses in recent years, ongoing geopolitical tensions and continued production

[6]	Source of investment flows data: U.S. Capital Advisors.

[7]	Source of production data: Bloomberg.

[8]	Source: Wood Mackenzie.

[9]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

MARKET REVIEW

discipline from OPEC+ countries. As a point of reference, there were two weeks during the Reporting Period when the U.S. was actually a net exporter of crude oil and petroleum products — the first time this has happened in 75 years.10 Furthermore, the International Energy Agency predicts the U.S. will become the world’s second largest exporter of crude oil and refined products by 2024, overtaking Russia and nearly surpassing Saudi Arabia.

Strength in U.S. production translates directly into earnings before interest, tax, depreciation and amortization (“EBITDA”) growth for midstream companies, in our view. This is a result of rising volumes on existing storage, transportation and processing systems, along with increased export-related services such as coastal transportation, storage and dock utilization. In 2018, U.S. production grew at 17%, which resulted in EBITDA growth for midstream businesses of more than 10%.11 Looking forward, we believe healthy U.S. production trends should continue to support EBITDA growth, with consensus expectations calling for more than a 10% compounded annual growth rate through 2020.

At the company level, we believe management teams have largely addressed the issues that have weighed on the performance of the midstream sector over the past several years. We have seen complex corporate structures consolidate to promote growth; management teams cut distributions or modify distribution growth to increase long-term distribution sustainability; and the midstream sector begin its transition to a self-funding model.12 These factors should be supportive for energy MLPs, as we believe they will lead to sustainable and profitable long-term businesses.

At the end of the Reporting Period, we believed the valuations of energy MLPs remained inexpensive on all metrics relative to historical averages as well as inexpensive relative to equities broadly and to income-oriented asset classes. On an enterprise value-to-EBITDA13 basis, which is a widely accepted energy MLP valuation method, energy MLPs were trading at 10.2x, which is a 1.9x discount relative to their 12.1x long-term average. Interestingly, valuations at the end of the Reporting Period were similar to those seen in February 2016, when the crude oil and energy infrastructure markets were under significant stress, suggesting to us that the improvement in the macro and fundamental backdrop since 2016 was not yet reflected in valuations. If energy MLP valuations potentially reverted to historical levels, this could mean significant upside for energy MLPs.

[10]	Source: U.S. Energy Information Administration.

[11]	Source of all EBITDA data: Bloomberg.

[12]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[13]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 4.31%. The Fund’s cumulative total return based on market price was 3.54% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 3.29% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 4.47% for the Reporting Period. As of May 31, 2019, the Fund’s NAV was $5.70, and its market price was $5.18.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.32 per unit. We note that this matches the $0.32 per unit of declared dividends for the six months ended November 30, 2018. As of May 31, 2019, the Fund’s current annualized distribution rate based on its NAV was 11.23%. The Fund’s current annualized distribution rate based on its market price was 12.36% on May 31, 2019.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

PORTFOLIO RESULTS

Reporting Period, with commodity price volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was positively impacted by positions in the petroleum pipeline transportation and marketing wholesale subsectors.[3] The petroleum pipeline transportation subsector benefited from record U.S. crude oil production, while the marketing wholesale subsector benefited from strong fuel volumes. On the negative side, the gathering and processing and natural gas pipeline transportation subsectors were the worst performers. The gathering and processing subsector was hurt by volatility in crude oil and natural gas prices, as this subsector is closer to the wellhead and therefore experiences the greatest fluctuations in volumes. The natural gas pipeline transportation subsector was hurt by negative investor sentiment driven by weakness in natural gas prices.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Crestwood Equity Partners LP, NuStar Energy LP and USA Compression Partners LP contributed positively to performance.

The Fund’s top contributor was Crestwood Equity Partners LP (CEQP), which has both a natural gas services and storage business and a natural gas liquids and crude oil services business. The company reported solid fourth quarter 2018 results, driven by record daily crude oil gathering volumes, record daily natural gas gathering volumes and record water gathering volumes. CEQP also appreciated after the company announced it would acquire The Williams Companies’ 50% interest in the Powder River Basin Joint Venture, a transaction that should make CEQP one of the largest natural gas gathering and processing companies by volume in the high-growth Powder River Basin. During the Reporting Period, we added to the Fund’s position in CEQP because we believed it offered favorable exposure to a potential increase in crude oil and natural gas volumes.

NuStar Energy LP (NS), an operator of pipelines, terminals and oil storage facilities, also added to the Fund’s performance during the Reporting Period. We believe NS rallied at the beginning of 2019 in response to rebalancing changes in the Alerian MLP Index and also as a result of the company’s improved leverage and distribution coverage ratio[4] following a distribution cut, a simplification transaction[5] and a number of asset sales. We reduced the Fund’s position in NS over the course of the Reporting Period, reallocating the capital to what we considered to be more attractively valued securities with higher and more sustainable yields.

Another positive contributor to the Fund’s performance was USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC benefited during the Reporting Period from strong fourth quarter 2018 earnings results, driven by increased U.S. gas production and continued supply tightness for equipment that would serve this growing production. We added to the Fund’s position in USAC during the Reporting Period, given what we saw as the company’s attractive fundamentals and strong distribution coverage ratio.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Positions in Targa Resources Corp., DCP Midstream LP and Energy Transfer LP detracted from the Fund’s returns during the Reporting Period.

The Fund’s top detractor was Targa Resources Corp. (TRGP), an independent midstream services provider primarily engaged in gathering and processing, storing and transporting oil, natural gas and natural gas liquids. TRGP’s core operations (i.e., gathering and processing) are close to the wellhead and sensitive to commodity prices, and therefore the fourth quarter 2018 sell-off in crude oil prices and broad-based weakness in natural gas prices weighed on its stock’s performance. TRGP’s stock price also came under pressure after the company announced news of a planned increase to its 2019 capital spending program. We added to the Fund’s position in TRGP during the Reporting Period, as we believed the security was trading below its fundamental value.

An investment in DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and a top

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[4]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[5]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

producer and primary marketer of natural gas liquids, also detracted from the Fund’s performance during the Reporting Period. DCP was hurt most by the decrease in the prices of natural gas liquids during the fourth quarter of 2018 as well as by the announcement of its fourth quarter 2018 earnings results, wherein the company missed consensus expectations due to unanticipated cost overruns and damage to the Sand Hills natural gas liquids pipeline. However, the security benefited from first quarter 2019 earnings that surprised markets to the upside. We added to the Fund’s position in DCP during the Reporting Period, given what we viewed as its attractive yield and potentially stronger fundamentals resulting from record U.S. natural gas production.

Another detractor from Fund performance was Energy Transfer LP (ET), an MLP that engages in natural gas midstream, liquid transportation and storage businesses. We believe the security weakened as a result of persistent volatility in natural gas liquids prices and due to investor uncertainties around the company’s future distribution increases, share buybacks and potential increases in capital expenditures for 2020. We decided to trim the Fund’s position in ET during the Reporting Period in order to reallocate capital to higher yielding securities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among notable purchases during the Reporting Period was Magellan Midstream Partners LP (MMP), a company involved in the storage, transportation and distribution of refined petroleum products. We decided to add the position given what we saw as MMP’s attractive yield, supported by robust operating margins and strong capital discipline.

The Fund initiated a position in Rattler Midstream LP (RTLR), a subsidiary of Diamondback Energy, Inc., through RTLR’s initial public offering on May 22, 2019. We believe increased crude oil and natural gas production in the Permian Basin may allow RTLR to benefit from greater volumes.

By the end of the Reporting Period, the Fund had exited its investment in KNOT Offshore Partners LP (KNOP), a company that owns, operates and acquires shuttle tankers under long-term charters. We decided to sell the position and reallocate the capital to what we considered to be more attractively valued securities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[6] The use of this leverage added to the Fund’s performance during the Reporting Period. During the Reporting Period, the Fund’s leverage amount was maintained but there was a fluctuation in the leverage between 32% and 38% due to net asset variability. As of May 31, 2019, the margin facility represented 33.92% of the Fund’s managed assets.

[6]	The Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2019

FUND SNAPSHOT

As of May 31, 2019

Net Asset Value (NAV)[1]	$5.70
Market Price[1]	$5.18
Premium (Discount) to NAV[2]	-9.12%
Leverage[3]	33.92%
Distribution Rate – NAV[4]	11.23%
Distribution Rate – Market Price[4]	12.36%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW

December 1, 2018–May 31, 2019	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	4.31%	3.54%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/19‡

Holding	% of Net Assets	Line of Business

Energy Transfer LP	18.0%	Pipeline Transportation | Natural Gas
Targa Resources Corp.	13.7	Gathering + Processing
DCP Midstream LP	13.6	Gathering + Processing
MPLX LP	13.0	Gathering + Processing
Sunoco LP	11.0	Marketing | Wholesale
Crestwood Equity Partners LP	9.5	Gathering + Processing
Western Midstream Partners LP	9.4	Gathering + Processing
EQM Midstream Partners LP	8.4	Pipeline Transportation | Natural Gas
Antero Midstream Corp.	7.5	Gathering + Processing
PBF Logistics LP	7.4	Pipeline Transportation | Petroleum

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 0.33%. The Fund’s cumulative total return based on market price was -0.08% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 3.29% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 4.47% for the Reporting Period. As of May 31, 2019, the Fund’s NAV was $7.98, and its market price was $7.54.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.42 per unit. We note that this matches the $0.42 per unit of declared dividends for the six months ended November 30, 2018. As of May 31, 2019, the Fund’s current annualized distribution rate based on its NAV was 10.53%. The Fund’s current annualized distribution rate based on its market price was 11.14% on May 31, 2019.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, with commodity volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was positively impacted by positions in the petroleum pipeline transportation and marketing wholesale subsectors.[3] The petroleum pipeline transportation subsector benefited from record U.S. crude oil production, while the marketing wholesale subsector

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

benefited from strong fuel volumes. On the negative side, the gathering and processing and coal production and mining subsectors were the worst performers. The gathering and processing subsector was hurt by volatility in crude oil and natural gas prices, as the subsector is closer to the wellhead and therefore experiences the greatest fluctuations in volumes. The coal production and mining subsector was hurt by negative investor sentiment driven by weakness in international natural gas prices, resulting from warmer than consensus expected weather in Europe and Asia, as well as by increased supplies of natural gas and liquified natural gas. Coal suppliers have become more dependent on international sales, as demand for coal from U.S. power producers has declined.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of USA Compression Partners LP, Shell Midstream Partners LP and Sunoco LP contributed positively to returns.

The Fund’s top contributor was USA Compression Partners LP (USAC), an energy infrastructure company that engineers, designs, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC benefited during the Reporting Period from strong fourth quarter 2018 earnings results, driven by increased U.S. gas production and continued supply tightness for equipment that would serve this growing production. We added to the Fund’s position in USAC during the Reporting Period, given what we saw as the company’s attractive fundamentals and strong distribution coverage ratio.[4]

Another notable contributor during the Reporting Period was Shell Midstream Partners LP (SHLX), which owns, operates, develops and acquires pipelines and other midstream[5] assets. SHLX gained after the announcement that it had entered into an agreement to acquire parent company Royal Dutch Shell’s equity interest in the Explorer Pipeline and the Colonial Pipeline. The drop-down[6] transaction was viewed positively by investors, as it could potentially provide SHLX with robust cash flows and help address a distribution coverage ratio overhang related to lower than market expected contract renewals for the Zydeco Pipeline. We decided to trim the Fund’s position in SHLX during the Reporting Period, as the company’s incentive distribution rights[7] remained one of our key concerns, reallocating the capital to securities with what we viewed as more attractive yields.

The Fund’s investment in Sunoco LP (SUN), which distributes motor fuel to convenience stores, independent dealers, commercial customers and distributors, also added to performance. SUN benefited from the rally in crude oil prices at the beginning of 2019 and also from a positive first quarter 2019 earnings announcement, driven by an increase in fuel volumes and by lower operating expenses. We reduced the Fund’s position in SUN over the course of the Reporting Period in order to reallocate capital to what we considered more attractively valued securities.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Investments in Targa Resources Corp., Alliance Resources Partners LP and MPLX LP hurt the Fund’s performance during the Reporting Period.

The top detractor was Targa Resources Corp. (TRGP), an independent midstream services provider primarily engaged in gathering and processing, storing and transporting oil, natural gas and natural gas liquids. TRGP’s core operations (i.e., gathering and processing) are close to the wellhead and sensitive to commodity prices, and therefore the fourth quarter 2018 sell-off in crude oil prices and broad-based weakness in natural gas prices weighed on its stock’s performance. TRGP’s stock price also came under pressure after the company announced news of a planned increase to its 2019 capital spending program. We added to the Fund’s position in TRGP during the Reporting Period, as we believed the security was trading below its fundamental value.

Also detracting from the Fund’s returns during the Reporting Period was Alliance Resources Partners LP (ARLP), which produces and markets coal to U.S. utilities and industrial users. ARLP struggled as a result of low natural gas prices in Asia and warm weather in Europe; decreased demand from

[4]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.

[7]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

PORTFOLIO RESULTS

U.S. power producers have made coal suppliers more dependent on international sales to bolster revenue. We decided to add to the Fund’s position in ARLP during the Reporting Period, given what we considered to be the company’s strong distribution coverage ratio and attractive valuation.

In addition, the Fund was hurt by a position in MPLX LP (MPLX), which acquires, owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines. MPLX detracted from the Fund’s performance amid investor concerns surrounding growth in the company’s northeastern U.S. gathering and processing segment, as Appalachian producers reined in their production forecasts. We increased the Fund’s position in MPLX during the Reporting Period, as we believed the company was poised to benefit from its merger announcement with Andeavor Logistics LP (ANDX), which should allow MPLX, in our view, to become a leading, large-scale, diversified midstream company with an expanded geographic footprint and enhanced long-term growth opportunities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in BP Midstream Partners LP (BPMP), a company that owns, operates, develops and acquires pipelines and other midstream assets. We decided to make the investment given what we saw as BPMP’s strong distribution coverage ratio and attractive fundamentals.

The Fund established a position in Rattler Midstream LP (RTLR), a subsidiary of Diamondback Energy, Inc., through RTLR’s initial public offering on May 22, 2019. We believe increased crude oil and natural gas production in the Permian Basin may allow RTLR to benefit from greater volumes.

By the end of the Reporting Period, the Fund had exited its investment in KNOT Offshore Partners LP (KNOP), a company that owns, operates and acquires shuttle tankers under long-term charters. We decided to sell the position and reallocate the capital to what we viewed as more attractively valued securities.

The Fund liquidated its position in NuStar Energy LP (NS) during the Reporting Period, as we believed NS was trading at levels above its fundamental value during the rally in energy commodities at the beginning of 2019. We reallocated the capital to securities with what we considered to be more attractive yields.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[8] The use of this leverage added to the Fund’s performance during the Reporting Period. During the Reporting Period, the Fund’s leverage amount was maintained but there was a fluctuation in the leverage between 32% and 38% due to net asset variability. As of May 31, 2019, the margin facility represented 34.65% of the Fund’s managed assets.

[8]	The Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2019

FUND SNAPSHOT

As of May 31, 2019

Net Asset Value (NAV)[1]	$7.98
Market Price[1]	$7.54
Premium (Discount) to NAV[2]	-5.51%
Leverage[3]	34.65%
Distribution Rate – NAV[4]	10.53%
Distribution Rate – Market Price[4]	11.14%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW

December 1, 2018–May 31, 2019	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	0.33%	-0.08%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 5/31/19‡

Holding	% of Net Assets	Line of Business

Energy Transfer LP	17.6%	Pipeline Transportation | Natural Gas
Targa Resources Corp.	14.4	Gathering + Processing
MPLX LP	14.1	Gathering + Processing
DCP Midstream LP	13.4	Gathering + Processing
EQM Midstream Partners LP	12.7	Pipeline Transportation | Natural Gas
Alliance Resource Partners LP	11.7	Production + Mining | Coal
Sunoco LP	8.5	Marketing | Wholesale
USA Compression Partners LP	7.9	Services | Midstream
PBF Logistics LP	7.0	Pipeline Transportation | Petroleum
Shell Midstream Partners LP	6.6	Pipeline Transportation | Petroleum

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 151.8%
Gathering + Processing – 70.9%
2,771,270	Antero Midstream Corp.	$33,864,920
276,791	CNX Midstream Partners LP	4,057,756
1,214,629	Crestwood Equity Partners LP	43,155,768
2,028,911	DCP Midstream LP	61,719,473
1,061,582	Enable Midstream Partners LP	13,789,950
1,926,204	MPLX LP	58,903,318
523,788	Sanchez Midstream Partners LP	1,141,858
1,609,852	Targa Resources Corp.	61,914,908
1,451,727	Western Midstream Partners LP	42,375,911

		320,923,862

Marketing | Retail – 1.8%
208,145	AmeriGas Partners LP	7,062,360
55,000	Suburban Propane Partners LP	1,259,500

		8,321,860

Marketing | Wholesale – 15.9%
837,500	CrossAmerica Partners LP	13,450,250
501,829	Sprague Resources LP	8,666,587
1,667,160	Sunoco LP	49,948,113

		72,064,950

Other | Rail Terminalling – 0.4%
152,286	USD Partners LP	1,626,415

Pipeline Transportation | Natural Gas – 27.2%
5,946,047	Energy Transfer LP	81,698,686
116,738	Enterprise Products Partners LP	3,255,823
886,023	EQM Midstream Partners LP	38,187,591

		123,142,100

Pipeline Transportation | Petroleum – 21.2%
70,000	Andeavor Logistics LP	2,441,600
52,483	Buckeye Partners LP	2,139,207
23,782	Magellan Midstream Partners LP	1,462,593
986,369	NuStar Energy LP	26,592,508
1,659,727	PBF Logistics LP	33,360,513
1,427,196	Shell Midstream Partners LP	30,013,932

		96,010,353

Power Generation – 1.5%
224,693	Enviva Partners LP	6,853,137

Production + Mining | Coal – 5.0%
1,310,164	Alliance Resource Partners LP	22,547,922

Services | Midstream – 7.9%
1,030,969	CSI Compressco LP	3,319,720
40,743	Rattler Midstream LP*	762,709
1,853,643	USA Compression Partners LP	31,641,686

		35,724,115

Storage | Liquids – 0.0%
24,559	Martin Midstream Partners LP	165,282

TOTAL COMMON STOCKS
(Cost $736,361,397)		$687,379,996

Shares	Dividend Rate	Value

Preferred Stocks(a)(b) – 0.1%
Services | Midstream – 0.1%
CSI Compressco LP
39,883	11.000%	$458,339
(Cost $320,896)

TOTAL INVESTMENTS – 151.9%
(Cost $736,682,293)		$687,838,335

BORROWINGS – (51.3)%		(232,500,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(2,411,176)

NET ASSETS – 100.0%		$452,927,159

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(b)	Pay-in-kind securities. Payments made are in shares.

Investment Abbreviations:
LP	—Limited Partnership

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 151.7%
Gathering + Processing – 56.7%
1,300,000	Antero Midstream Corp.	$15,886,000
190,000	CNX Midstream Partners LP	2,785,400
1,565,000	DCP Midstream LP	47,607,300
1,180,000	Enable Midstream Partners LP	15,328,200
1,637,500	MPLX LP	50,074,750
614,544	Sanchez Midstream Partners LP	1,339,706
160,000	Summit Midstream Partners LP	1,161,600
1,325,000	Targa Resources Corp.	50,959,500
550,000	Western Midstream Partners LP	16,054,500

		201,196,956

Marketing | Retail – 4.1%
125,000	AmeriGas Partners LP	4,241,250
450,000	Suburban Propane Partners LP	10,305,000

		14,546,250

Marketing | Wholesale – 17.4%
1,050,000	CrossAmerica Partners LP	16,863,000
210,000	Global Partners LP	4,174,800
600,000	Sprague Resources LP	10,362,000
1,010,000	Sunoco LP	30,259,600

		61,659,400

Other | Rail Terminalling – 0.8%
267,700	USD Partners LP	2,859,036

Pipeline Transportation | Natural Gas – 30.3%
4,550,000	Energy Transfer LP	62,517,000
1,040,743	EQM Midstream Partners LP	44,856,023

		107,373,023

Pipeline Transportation | Petroleum – 20.6%
200,000	Andeavor Logistics LP	6,976,000
400,000	BP Midstream Partners LP	5,832,000
65,692	Buckeye Partners LP	2,677,606
310,000	Delek Logistics Partners LP	9,495,300
1,235,000	PBF Logistics LP	24,823,500
1,112,500	Shell Midstream Partners LP	23,395,875

		73,200,281

Power Generation – 1.2%
142,215	Enviva Partners LP	4,337,557

Production + Mining | Coal – 11.7%
2,400,000	Alliance Resource Partners LP	41,304,000

Services | Midstream – 8.8%
700,000	CSI Compressco LP	2,254,000
37,500	Rattler Midstream LP*	702,000
1,650,000	USA Compression Partners LP	28,165,500

		31,121,500

Storage | Liquids – 0.1%
25,000	Martin Midstream Partners LP	168,250

TOTAL COMMON STOCKS
(Cost $560,380,830)		$537,766,253

Shares	Dividend Rate	Value

Preferred Stocks(a)(b) – 0.1%
Services | Midstream – 0.1%
CSI Compressco LP
30,042	11.000%	$345,243
(Cost $241,709)

Investment Company(c) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,917,459	2.340%	$3,917,459
(Cost $3,917,459)

TOTAL INVESTMENTS – 152.9%
(Cost $564,539,998)		$542,028,955

BORROWINGS – (53.0)%		(188,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 0.1%		545,153

NET ASSETS – 100.0%		$354,574,108

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(b)	Pay-in-kind securities. Payments made are in shares.

(c)	Represents an affiliated fund.

Investment Abbreviations:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2019 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:

Investments of unaffiliated issuers, at value (cost $736,682,293 and $560,622,539, respectively)	$687,838,335	$538,111,496

Investments of affiliated issuers, at value (cost $0 and $3,917,459, respectively)	—	3,917,459

Cash	2,925,124	5,462,942

Receivables:

Investments sold	3,193,520	2,202,996

Dividends	—	10,712

Current taxes	48,969	635,282

Other assets	163,941	51,260

Total assets	694,169,889	550,392,147

Liabilities:

Payables:

Borrowings on credit facility	232,500,000	188,000,000

Investments purchased	4,436,299	1,552,139

Interest on borrowing	1,446,450	1,167,271

Management fees	605,600	481,408

State and local franchise taxes	13,767	36,295

Deferred taxes, net	1,399,873	4,060,988

Accrued expenses	840,741	519,938

Total liabilities	241,242,730	195,818,039

Net Assets:

Paid-in capital	1,256,504,587	666,533,960

Total distributable earnings (loss)	(803,577,428)	(311,959,852)

NET ASSETS	$452,927,159	$354,574,108

Shares Outstanding $0.001 par value (unlimited shares authorized):	79,474,880	44,428,432

Net asset value per share:	$5.70	$7.98

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2019 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:

Dividends — unaffiliated issuers	$32,421,785	$27,508,476

Dividends — affiliated issuers	18,459	65,335

Less: Return of Capital on Dividends	(29,004,530)	(24,788,870)

Interest	—	20,028

Total investment income	3,435,714	2,804,969

Expenses:

Management fees	3,478,440	2,784,642

Interest on borrowings	3,003,726	2,363,844

Professional fees	221,998	227,723

Franchise expense	79,899	85,420

Trustee fees	79,130	79,130

Custody, accounting and administrative services	48,431	47,891

Printing and mailing costs	37,562	29,449

Transfer Agency fees	8,727	7,482

Other	44,447	34,061

Total operating expenses, before income taxes	7,002,360	5,659,642

Less — expense reductions	(1,126)	(4,416)

Net operating expenses, before income taxes	7,001,234	5,655,226

NET INVESTMENT LOSS, BEFORE INCOME TAXES	(3,565,520)	(2,850,257)

Deferred tax benefit / (expense)	(380,167)	2,015,246

NET INVESTMENT LOSS, NET OF TAXES	(3,945,687)	(835,011)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(7,095,844)	(13,716,209)

Deferred tax benefit/(expense)	(756,581)	9,697,914

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	26,403,905	17,721,631

Deferred tax benefit/(expense)	2,815,266	(12,529,909)

Net realized and unrealized gain, net of taxes	21,366,746	1,173,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,421,059	$338,416

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2019 (Unaudited)	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(3,945,687)	$(11,963,041)

Net realized gain (loss), net of taxes	(7,852,425)	60,711,001

Net change in unrealized gain (loss), net of taxes	29,219,171	(17,854,183)

Net increase in net assets resulting from operations	17,421,059	30,893,777

Distributions to shareholders:

From distributable earnings	—	(34,469,539)

From return of capital	(25,431,961)	(16,339,876)

Total distributions to shareholders	(25,431,961)	(50,809,415)

From share transactions:

Increase from reinvestment of distributions	—	1,411,129

TOTAL DECREASE	(8,010,902)	(18,504,509)

Net assets:

Beginning of period	460,938,061	479,442,570

End of period	$452,927,159	$460,938,061

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets (continued)

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2019 (Unaudited)	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(835,011)	$(10,442,859)

Net realized gain (loss), net of taxes	(4,018,295)	34,170,038

Net change in unrealized gain (loss), net of taxes	5,191,722	(4,540,188)

Net increase in net assets resulting from operations	338,416	19,186,991

Distributions to shareholders:

From distributable earnings	—	(15,402,572)

From return of capital	(18,659,941)	(21,917,311)

Total distributions to shareholders	(18,659,941)	(37,319,883)

TOTAL DECREASE	(18,321,525)	(18,132,892)

Net assets:

Beginning of period	372,895,633	391,028,525

End of period	$354,574,108	$372,895,633

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2019 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net increase in net assets from operations	$17,421,059

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:

Payments for purchases of investments	(148,307,471)

Proceeds from sales of investment securities	139,665,894

Corporate actions purchases and sales, net	7,033,070

Increase in return of capital on dividends	29,004,530

(Increase) Decrease in Assets:

Receivable for investments sold	478,783

Payable for current taxes	(3,526)

Prepaid state and local franchise tax	53,182

Other assets	(162,156)

Increase (Decrease) in Liabilities:

Payable for investments purchased	(201,912)

Payable for deferred tax, net	(1,678,519)

Management fees payable	12,957

Interest on borrowings payable	15,425

State and local income tax payable	13,767

Accrued expenses	5,691

Net realized gain (loss) on:

Investments	7,095,844

Net change in unrealized gain (loss) on:

Investments	(26,403,905)

Net cash provided by operating activities	24,042,713

Cash flows provided by financing activities:

Cash distributions paid	(25,431,961)

Net cash used in financing activities	(25,431,961)

NET DECREASE IN CASH	$(1,389,248)

Cash:

Beginning of period	4,314,372

End of period	$2,925,124

Supplemental disclosure:

Cash paid for interest and related fees	4,355,794

Cash paid for income taxes	900

Cash received for breakage fees	1,367,493

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows (continued)

For the Six Months Ended May 31, 2019 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net increase in net assets from operations	$338,416

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:

Payments for purchases of investments	(154,530,491)

Proceeds from sales of investment securities	138,382,529

Corporate actions purchases and sales, net	6,842,070

Sales of short term investment securities, net	459,777

Increase in return of capital on dividends	24,788,870

(Increase) Decrease in Assets:

Receivable for investments sold	9,399,171

Receivable for current taxes	1,185,529

Prepaid state and local income tax payable	37,325

Receivable for dividends	(382)

Other assets	(49,891)

Increase (Decrease) in Liabilities:

Payable for investments purchased	(5,852,889)

Payable for deferred tax, net	816,749

State and local income tax payable	36,295

Interest on borrowings payable	15,258

Management fees payable	5,883

Accrued expenses	(73,392)

Net realized gain (loss) on:

Investments	13,716,209

Net change in unrealized gain (loss) on:

Investments	(17,721,631)

Net cash provided by operating activities	17,795,405

Cash flows provided by financing activities:

Cash distributions paid	(18,659,941)

Net cash used in financing activities	(18,659,941)

NET DECREASE IN CASH	$(864,536)

Cash:

Beginning of period	6,327,478

End of period	$5,462,942

Supplemental disclosure:

Cash paid for interest and related fees	3,484,226

Cash received for breakage fees	1,135,640

Cash paid for income taxes	800

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP and Energy Renaissance Fund
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,				Period Ended November 30, 2014(a)
			2018	2017	2016	2015
Per Share Data

Net asset value, beginning of period	$5.80		$6.05	$7.56	$7.45	$15.91	$19.10

Net investment income (loss)(b)	(0.05)		(0.15)	(0.21)	(0.13)	0.09	0.05

Net realized and unrealized gain (loss)	0.27		0.54	(0.66)	0.88	(7.22)	(2.88)

Total from investment operations	0.22		0.39	(0.87)	0.75	(7.13)	(2.83)

Distributions to shareholders from net investment income	—		(0.43)	(0.35)	—	—	—

Distributions to shareholders from return of capital	(0.32)		(0.21)	(0.29)	(0.64)	(1.33)	(0.32)

Total distributions	(0.32)		(0.64)	(0.64)	(0.64)	(1.33)	(0.32)

Offering costs	—		—	—	—	—	(0.04)

Net asset value, end of period	5.70		5.80	6.05	7.56	7.45	15.91

Market price, end of period	$5.18		$5.31	$5.67	$7.09	$7.52	$17.11

Total return based on net asset value(c)	4.31%		6.31%	(12.32)%	12.13%	(46.86)%	(15.28)%

Total return based on market price(c)	3.54%		3.86%	(12.38)%	4.20%	(50.18)%	(8.77)%

Net assets, end of period (in 000s)	$452,927		$460,938	$479,443	$597,558	$587,452	$1,242,617

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(d)	2.95	%(e)	3.46%	2.79%	3.29%	2.25%	1.65	%(e)

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	3.32	%(e)	2.88%	3.03%	3.01%	2.31%	1.60	%(e)

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.72	%(e)	1.65%	1.68%	1.75%	1.62%	1.30	%(e)

Ratio of net investment income (loss) to average net assets(f)	(1.70	)%(e)	(2.28)%	(2.78)%	(2.01)%	0.75%	1.69	%(e)

Portfolio turnover rate(g)	20%		61%	31%	64%	113%	36%

Asset coverage, end of period per $1,000(h)	$2,948		$2,983	$2,998	$3,339	$3,076	$3,761

(a)	Commenced operations on September 26, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized with the exception of tax expenses.
(f)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Income Opportunities Fund
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.39		$8.80	$10.25	$10.33	$19.19	$19.06

Net investment income (loss)(a)	(0.02)		(0.24)	(0.17)	(0.09)	0.03	—	(b)

Net realized and unrealized gain (loss)	0.03		0.67	(0.44)	0.85	(7.52)	1.42

Total from investment operations	0.01		0.43	(0.61)	0.76	(7.49)	1.42

Distributions to shareholders from net investment income	—		(0.35)	(0.84)	—	—	(0.38)

Distributions to shareholders from return of capital	(0.42)		(0.49)	—	(0.84)	(1.37)	(0.91)

Total distributions	(0.42)		(0.84)	(0.84)	(0.84)	(1.37)	(1.29)

Offering costs	—		—	—	—	—	—	(b)

Net asset value, end of period	7.98		8.39	8.80	10.25	10.33	19.19

Market price, end of period	$7.54		$7.96	$8.38	$9.61	$10.25	$18.74

Total return based on net asset value(c)	0.33%		4.83%	(6.57)%	9.26%	(40.43)%	7.31%

Total return based on market price(c)	(0.08)%		4.44%	(4.83)%	2.95%	(39.47)%	(0.14)%

Net assets, end of period (in 000s)	$354,574		$372,896	$391,029	$454,567	$458,092	$846,835

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(d)	3.59	%(e)	2.38%	3.16%	3.00%	(2.49)%	5.76%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	3.37	%(e)	2.96%	3.02%	2.90%	2.24%	1.75%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.78	%(e)	1.69%	1.71%	1.80%	1.62%	1.41%

Ratio of net investment income (loss) to average net assets(f)	(0.45	)%(e)	(2.48)%	(1.53)%	(0.96)%	0.17%	—	%(g)

Portfolio turnover rate(h)	25%		64%	50%	83%	66%	54%

Asset coverage, end of period per $1,000(i)	$2,886		$2,983	$3,080	$3,349	$3,279	$3,813

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized with the exception of tax expenses.
(f)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(g)	Amount is less than 0.005% per share.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(i)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2019 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ,” respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/ losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of May 31, 2019:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$591,600,168	$—	$—

Corporations

North America	95,779,828	—	—

Preferred Stock(a)

North America	—	—	458,339

Total	$687,379,996	$—	$458,339

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$470,920,753	$—	$—

Corporations

North America	66,845,500	—	—

Preferred Stock(a)

North America	—	—	345,243

Investment Company	3,917,459	—	—

Total	$541,683,712	$—	$345,243

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2019, the Goldman Sachs MLP and Energy Renaissance Fund reevaluated its blended state income tax rate, increasing the rate from 2.36% to 2.49% due to anticipated changes in state apportionment of income and gains and changes in the corporate tax rates. During the six months ended May 31, 2019, the Goldman Sachs MLP Income Opportunities Fund reevaluated its blended state income tax rate, increasing the rate from 2.60% to 2.72% due to anticipated changes in state apportionment of income and gains and a reduction of the federal tax benefit associated with state tax expenses due to the new lower corporate tax

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

4. TAXATION (continued)

rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$3,305,933	21.00%	$242,585	21.00%
State income taxes, net of federal benefit	391,989	2.49%	31,421	2.72%
Change in estimated deferred tax rate	(987,424)	(6.27)%	(290,967)	(25.19)%
Effect of permanent differences	(232,228)	(1.48)%	(175,632)	(15.20)%
Change in Valuation Allowance	(4,156,789)	(26.40)%	1,009,341	87.38%
Total current and deferred income tax expense/(benefit), net	$(1,678,519)	(10.66)%	$816,748	70.71%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2019, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$3,697,634	$—
Net operating loss carryforward — see table below for expiration	27,676,442	10,631,899
Capital loss carryforward (tax basis) — see table below for expiration	174,183,701	64,819,069
Other tax assets	70,840	59,344
Valuation Allowance	(176,309,189)	(61,460,617)
Total Deferred Tax Assets	$29,319,428	$14,049,695

Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(30,719,301)	$(15,255,899)
Net unrealized gain on investment securities (tax basis)	—	(2,854,784)
Total Deferred Tax Liabilities	$(30,719,301)	$(18,110,683)
Net Deferred Tax Asset/(Liability)	$(1,399,873)	$(4,060,988)

At May 31, 2019, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$1,747,993	November 30, 2035
November 30, 2016	55,308,545	November 30, 2036
November 30, 2017	27,311,580	November 30, 2037
November 30, 2018*	9,573,846	Indefinite
November 30, 2019	23,880,265	Indefinite

*	Legislation has been proposed that, if enacted, would subject the fiscal year end November 30, 2018 net operating loss carryforward to expiration in 2038.

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At May 31, 2019, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2013	$203,208	November 30, 2033
November 30, 2015	932,122	November 30, 2035
November 30, 2016	5,073,916	November 30, 2036
November 30, 2017	11,085,035	November 30, 2037
November 30, 2018*	7,192,553	Indefinite
November 30, 2019	20,335,676	Indefinite

*	Legislation has been proposed that, if enacted, would subject the fiscal year end November 30, 2018 net operating loss carryforward to expiration in 2038.

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal period ending November 30, 2019.

At May 31, 2019, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$344,364,584	November 30, 2020
November 30, 2016	371,704,777	November 30, 2021
November 30, 2019	25,453,420	November 30, 2024

At May 31, 2019, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$39,826,322	November 30, 2020
November 30, 2016	214,598,166	November 30, 2021
November 30, 2019	18,843,088	November 30, 2024

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of May 31, 2019:

Goldman Sachs MLP and Energy Renaissance Fund	$176,309,189
Goldman Sachs MLP Income Opportunities Fund	$61,460,617

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

4. TAXATION (continued)

As of May 31, 2019, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$3,078,734	$3,078,734	$—	$86,372	$86,372
State	—	(600,463)	(600,463)	—	(278,964)	(278,964)
Valuation Allowance	—	(4,156,789)	(4,156,789)	—	1,009,341	1,009,341

Total	$—	$(1,678,518)	$(1,678,518)	$—	$816,749	$816,749

At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$572,803,564	$465,677,004
Gross unrealized gain	135,356,370	97,127,178
Gross unrealized loss	(20,321,599)	(20,775,227)
Net unrealized gain (loss)	$115,034,771	$76,351,951

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2019, the Goldman Sachs MLP and Energy Renaissance Fund’s distributions are estimated to be comprised of 100% return of capital and for the Goldman Sachs MLP Income Opportunities Fund, the distributions are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2020. For the Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund, tax years ended November 30, 2015 through November 30, 2018 remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the six months ended May 31, 2019. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended May 31, 2019, GSAM waived $1,126 and $4,416 respectively, of the MLP and Energy Renaissance Fund’s and MLP Income Opportunities Fund’s management fees.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — For the six months ended May 31, 2019, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP Income Opportunities Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the period ended May 31, 2019, Morgan Stanley & Co. LLC earned $172 in brokerage commissions from portfolio transactions with the Goldman Sachs MLP Income Opportunities Fund.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2019.

Fund	Underlying Fund	Beginning Value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2019	Shares as of May 31, 2019	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$—	$27,401,928	$(27,401,928)	$—	—	$18,459
MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	4,377,236	83,019,434	(83,479,211)	3,917,459	3,917,459	65,335

C.  Financing Agreement — The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund each have entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $395,000,000 and $300,000,000, respectively for the Funds. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the six months ended May, 31, 2019, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund received Breakage Fees of $1,367,493 and $1,135,640, respectively. Such amounts were netted with “Interest on borrowings” on the Statements of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the period of $232,500,000 and 3.579%, respectively. As of May 31, 2019, there was $232,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.565%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the period of $188,000,000 and 3.563%, respectively. As of May 31, 2019, there was $188,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.546%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2019, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$148,307,471	$139,665,894
Goldman Sachs MLP Income Opportunities	154,530,491	138,382,529

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund intends to use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — Each Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. A Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. A Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

7. OTHER RISKS (continued)

On December 22, 2017, the TCJA was signed into law. This U.S. federal tax legislation reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, made changes regarding the use of net operating losses, repealed the corporate alternative minimum tax, allowed for eventual refunding of certain alternative minimum tax credit balances, placed limitations on the deductibility of interest expense, reduced the dividends received deduction amount, allowed for immediate expensing of certain capital expenditures, and made other changes which may have effects on a Fund and on the MLPs in which the Fund invests. These changes may affect a Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. A Fund will continue to evaluate this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. The tax legislation may also affect the information provided to a Fund by MLPs, information that may not be provided to the Fund on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate a Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. A Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation continues and as new information regarding the legislation or other matters becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	—	$—	226,455	$1,411,129
	—	$—	226,455	$1,411,129

There was no share activity for the Goldman Sachs MLP Income Opportunities Fund for the six months ended May 31, 2019, and the fiscal year ended November 30, 2018.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A. Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B. Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 28, 2019 to consider and act upon the proposals below. At the Meeting, Michael Latham was elected Class I Trustee to the Board of Trustees of GER. In addition, Linda A. Lang and James A. McNamara were elected Class II Trustees to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 — GER Election of Trustee	For	Against/Withhold	Abstain	Broker Non-Votes

Michael Latham (Class I)	69,813,046	1,972,246	0	0

In addition to the individual named above, Lawrence W. Stranghoener, Caroline Dorsa, Linda A. Lang and James A. McNamara continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 — GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes

Linda A. Lang (Class II)	40,525,958	653,986	0	0

James A. McNamara (Class II)	40,559,278	620,666	0	0

In addition to the individuals named above, Lawrence W. Stranghoener, Caroline Dorsa and Michael Latham continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under management as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2019 Goldman Sachs. All rights reserved. 171979-OTU-1013740-MLPCEFSAR-19

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP and Energy Renaissance Fund

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 30, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 30, 2019